UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2016

MEDICAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-32559

Maryland	20-0191742
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 4, 2016, Medical Properties Trust, Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference in any filing of Medical Properties Trust, Inc. with the Securities and Exchange Commission, except as expressly set forth by specific reference in any such filing.

The Company disclosed three non-GAAP financial measures in the attached press release for the three and six months ended June 30, 2016: Funds from operations, Normalized funds from operations and Adjusted funds from operations. The most directly comparable GAAP financial measure to each of these non-GAAP financial measures is net income, which was $53.7 million, or $0.22 per diluted share for the three months ended June 30, 2016 compared to $22.4 million, or $0.11 per diluted share for the three months ended June 30, 2015. For the six months ended June 30, 2016 net income was $111.7 million, or $0.47 per diluted share compared to $58.3 million, or $0.28 per diluted share for the six months ended June 30, 2015. In the attached press release, the Company disclosed Funds from operations of $54.3 million and $133.5 million for the three and six months ended June 30, 2016, respectively, and Normalized funds from operations of $75.5 million and $159.0 million for three and six months ended June 30, 2016, respectively. Adjusted funds from operations were disclosed in the press release as $67.9 million and $143.8 million for the three and six months ended June 30, 2016, respectively.

A reconciliation of the non-GAAP financial measures to net income as well as a statement disclosing the reasons why the Company’s management believes that presentation of these non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations are included in Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated August 4, 2016 reporting financial results for the three and six months ended June 30, 2016

99.2	Medical Properties Trust, Inc. 2nd Quarter 2016 Supplemental Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

Date: August 4, 2016

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated August 4, 2016 reporting financial results for the three and six months ended June 30, 2016

99.2	Medical Properties Trust, Inc. 2nd Quarter 2016 Supplemental Information

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